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                                                                    EXHIBIT 23.3


INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Registration Statement of Jitney-Jungle Stores of America, Inc. on Form S-4 of our report dated July 10, 1997, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP
    -----------------------


Jackson, Mississippi
October 23, 1997